As filed with the Securities and Exchange Commission on May 10, 2021

File No.      333-[        ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____

Post-Effective Amendment No. ____

__________________________________

AB Large Cap Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(800) 221-5672

__________________________________

EMILIE D. WRAPP

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Copies of Communications to:

Paul M. Miller

Seward & Kissel LLP

901 K Street, N.W.

Suite 800

Washington, D.C. 20001

It is proposed that this filing will become effective on June 10, 2021 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

AB CAP FUND, INC. —

AB FLEXFEE™ LARGE CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, New York 10105

June [ ], 2021

Dear Stockholders:

The Board of Directors of AB Cap Fund, Inc. (the "Company") is asking the stockholders of AB FlexFee™ Large Cap Growth Portfolio (the "Acquired Fund"), a series of the Company, to approve an Agreement and Plan of Reorganization (the "Plan") to reorganize the Acquired Fund into AB Large Cap Growth Fund, Inc. (the "Acquiring Fund"). We sometimes refer to each of the Acquired Fund and the Acquiring Fund as a "Fund" and, together, as the "Funds." For this purpose, you are invited to a Special Meeting of Stockholders of the Acquired Fund to be held on August 5, 2021 at 3:15 p.m., Eastern time (the "Meeting"). In light of the on-going public health concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Meeting online by visiting meetings.computershare.com/M9UFFV where you will be able to listen to the Meeting live, submit questions and vote.

The proposed Plan is described in more detail in the attached combined Prospectus/Proxy Statement. You should review the Prospectus/Proxy Statement carefully and retain it for future reference. If the stockholders of the Acquired Fund approve the Plan, the Plan is expected to take effect early in the fourth quarter of 2021.

The Funds have the same investment objectives and principal risks and substantially identical investment strategies and policies. The Funds, however, have different advisory fee structures. The Acquired Fund's investment advisory fee is structured with both a base fee and a performance-related fee that adjusts the base fee upward or downward depending on the Acquired Fund's performance relative to its benchmark. The Acquiring Fund has a tiered advisory fee with breakpoints at specific asset levels, with no performance fee adjustment. If approved, the Plan would result in your investment in a fund that (1) has the same investment objective and principal risks and substantially identical strategies and policies to those of the Acquired Portfolio; (2) has a more conventional and straightforward advisory fee structure than the Acquired Portfolio; and (3) is expected to allow you to enjoy a much larger asset base over which expenses may be spread.

The Board of Directors (the "Directors") have given careful consideration to the proposed Plan and have concluded that the Plan is in the best interests of the Acquired Fund. The Directors unanimously recommend that you vote "for" the proposed Plan.

If the Plan is approved by the Acquired Fund's stockholders, each stockholder will receive Advisor Class shares of the Acquiring Fund that will have an aggregate net asset value ("NAV") equal to the aggregate NAV of the stockholder's shares in the Acquired Fund. The Acquired Fund would then terminate. Stockholders of the Acquired Fund will not be assessed any initial sales charges, contingent deferred sales charges or other individual stockholder fees in connection with the proposed Plan.

No matter how many shares you own, your vote is important. To vote, you may use any of the following methods:

•	By Internet. Have your proxy card available. Go to the website listed on your card. Enter your control number from your card. Follow the instructions found on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Enter your control number from your card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.
•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.
•	At the Meeting Over the Internet. The Meeting will be held entirely online in light of the on-going public health concerns regarding the COVID-19 pandemic. Stockholders of record as of June 2, 2021, will be able to attend and participate in the Meeting by registering online at meetings.computershare.com/M9UFFV and entering the control number from your proxy card. Even if you plan to attend the Meeting online, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Please see the "How do I attend the virtual Meeting?" section below for more details regarding the logistics of the virtual format of the Meeting.

Sincerely,

Onur Erzan

President

AB CAP FUND, INC. —

AB FLEXFEE™ LARGE CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, New York 10105

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

SCHEDULED FOR AUGUST 5, 2021

To the stockholders of AB FlexFee™ Large Cap Growth Portfolio (the "Acquired Fund"), a series of AB Cap Fund, Inc., a Maryland corporation (the "Company"):

Notice is hereby given that a Special Meeting of the Stockholders of the Acquired Fund (the "Meeting") is scheduled to be held in a virtual meeting format on August 5, 2021 at 3:15 p.m. Eastern time, to consider and vote on the following proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated June [_], 2021:

1.	To approve an Agreement and Plan of Reorganization (the "Plan") between the Company, on behalf of the Acquired Fund, and AB Large Cap Growth Fund, Inc. (the "Acquiring Fund"), which provides for (i) the acquisition by the Acquiring Fund of all of the assets and assumption of all of the liabilities of the Acquired Fund in exchange for Advisor Class shares of the Acquiring Fund and (ii) the subsequent termination of the Acquired Fund as a series of the Company.

Any stockholder of record of the Acquired Fund at the close of business on June 2, 2021 is entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof. Stockholders are invited to attend the Meeting virtually over the internet. Even if you plan to attend the Meeting online, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Any stockholder who does not expect to attend the Meeting virtually is urged to vote over the internet or by telephone as described in the materials provided to you. You may also complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in voting promptly, no matter how large or small your holdings may be. A copy of the combined Prospectus/Proxy Statement is available at www.alliancebernstein.com/abfundsproxy.

By Order of the Board of Directors,

Onur Erzan
President

New York, New York

June [ _], 2021

YOUR VOTE IS IMPORTANT

Please return your proxy card promptly
or vote by telephone or over the internet.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

PROSPECTUS/PROXY STATEMENT

Acquisition of the Assets and Assumption of the Liabilities of

AB CAP FUND, INC. — AB FLEXFEE™ LARGE CAP GROWTH PORTFOLIO

By, and in Exchange for the Advisor Class Shares of,

AB LARGE CAP GROWTH FUND, INC.

June [_], 2021

TABLE OF CONTENTS

Questions and Answers	1
Proposal	5
Summary	6
Comparison of Performance	6
Comparison of Fees	6
Comparison of Investment Advisory Fees	8
Comparison of Investment Objectives and Policies	10
Principal Risks	12
Federal Income Tax Consequences	13
Comparison of Distribution and Purchase Procedures	13
Service Providers	14
Comparison of Business Structures	14
Information about the Transaction	15
Description of the Plan	15
Reasons for the Reorganization	15
Description of Securities to be Issued	17
Dividends and Other Distributions	18
Federal Income Tax Consequences	18
Capitalization Information	18
Information about the Funds	19
Management of the Funds	19
Advisory Agreement and Fees	19
Distributor	20
Other Service Providers	20
Voting Information	21
Legal Matters	22
Experts	22
Financial Highlights	22
Appendix A — Comparison of Non-Principal Strategies, and Fundamental and Non-Fundamental Policies	A-1
Appendix B — Fund Performance	B-1
Appendix C — Certain Information Applicable to Advisor Class Shares of the Acquiring Fund	C-1
Appendix D — Other Information	D-1
Appendix E — Form of Agreement and Plan of Reorganization	E-1
Appendix F — Capitalization	F-1
Appendix G — Share Ownership Information	G-1
Appendix H — Financial Highlights	H-1

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed reorganization and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1. What is this document and why did we send this document to you?

This is a combined Prospectus/Proxy Statement that provides you with information about the proposed reorganization (the "Reorganization") of the assets and liabilities of AB FlexFee™ Large Cap Growth Portfolio (the "Acquired Fund"), a series of AB Cap Fund, Inc. (the "Company"), into AB Large Cap Growth Fund, Inc. (the "Acquiring Fund"). (The Acquired Fund and the Acquiring Fund are each a "Fund," and, collectively, the "Funds.") This document also solicits votes of the stockholders of the Acquired Fund on the Reorganization by requesting that stockholders approve an Agreement and Plan of Reorganization (the "Plan"), and the subsequent termination of the Acquired Fund.

At a Board Meeting held on May 3-5, 2021, the Board of Directors of the Company (the "Directors") unanimously approved and declared advisable the Reorganization and the subsequent termination of the Acquired Portfolio and directed that the Reorganization and termination be submitted to the stockholders of the Acquired Portfolio at a Joint Special Meeting of Stockholders to be held on August 5, 2021 at 3:15 p.m., Eastern time (the "Meeting"). You are receiving this Prospectus/Proxy Statement because you own shares of the Acquired Fund. The Reorganization will not occur unless it is approved by stockholders of the Acquired Fund. This Prospectus/Proxy Statement contains the information you should know before voting on the Reorganization.

2. Who is eligible to vote on the Reorganization?

Stockholders of record of the Acquired Fund at the close of business on June 2, 2021 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. If you owned shares of the Acquired Fund on the Record Date, you have the right to vote even if you later redeemed or sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to stockholders' instructions. If you sign and return a Proxy Card but do not fill in a vote, your shares will be voted "FOR" the Reorganization. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3. How will the Reorganization work?

The Plan provides for (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, (iii) the issuance to the Acquired Fund's stockholders of Advisor Class shares of the Acquiring Fund, equal in aggregate net asset value ("NAV") to the NAV of their former Advisor Class shares of the Acquired Fund, and (iv) the cessation of operations and termination of the Acquired Fund.

Stockholders of the Acquired Fund will not be assessed any sales charges or other stockholder fees in connection with the Plan.

4. Why is the Reorganization being proposed?

The principal rationale for the Reorganization is to eliminate the performance-based advisory fee structure of the Acquired Fund by combining the Fund with the much larger, and similarly managed, Acquiring Fund. In this regard, the reasons for removing the performance-based fee include the following:

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•	the methodology used to calculate the performance-based fee is complex, preventing the Fund from being more competitive in the mutual fund marketplace because it is more difficult to educate investors and their financial intermediaries about investing in complex products
•	the performance-based fee structure creates uncertainty for investors in reasonably predicting Fund expenses, due to significant fluctuations in advisory fees and total expense ratios that can result from fund performance fluctuations
•	the Acquiring Fund has a more conventional and straightforward asset-based advisory fee structure
•	reluctance by the Adviser's distribution partners to sell both the Acquired Fund and the Acquiring Fund given their substantially identical investment objectives, strategies, policies and portfolio management teams
•	the combination of the Funds will allow Acquired Fund shareholders to benefit from the economies of scale associated with being invested in a much larger fund that is similarly managed

The Funds have the same investment objectives and principal risks and substantially identical investment strategies and policies. Each Fund seeks long-term growth of capital and invests primarily in equity securities of a limited number of large, high-quality US companies selected by the Fund's investment adviser for their growth potential within various market sectors.

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Directors of the Acquired Fund (who are also the Directors of the Acquiring Fund) concluded that the Reorganization is in the best interests of the Acquired Fund. The Directors also concluded that the Reorganization would not dilute stockholders' interests. In reaching this conclusion, the Directors considered, in addition to the different advisory fee structures of the Funds, the substantially identical investment objectives, strategies and investment policies of the Funds, the continuity of the portfolio management team, the comparison of fees and expenses for the Funds and the pro forma combined Fund, the costs of the Reorganization, and the tax-free nature of the Reorganization, among other things.

5. When will the Reorganization take place?

If the Reorganization is approved by stockholders of the Acquired Fund at the Meeting, the Reorganization is expected to take effect early in the fourth quarter of 2021.

6. Who will bear the expenses of the Reorganization?

Under the Plan, all expenses of the Reorganization will be borne by the Adviser, except for fees and expenses of independent counsel to the Directors who are not "interested persons" of a Fund. Independent counsel fees in the approximate amount of $24,000 may be borne by the Acquired Fund, but due to the Adviser's expense limitation undertaking for the Acquired Fund, the Adviser will ultimately bear these expenses unless the Acquired Fund's assets increase substantially prior to the Reorganization. The Acquiring Fund will bear expenses in the approximate amount of $12,000 in connection with the Reorganization.

7. How do I attend the virtual Meeting?

There is no physical location for the Meeting. For the Acquired Fund, the Meeting will be held at the following Meeting website: meetings.computershare.com/M9UFFV. To participate in the Meeting, stockholders of the Fund must enter the control number from your proxy card. Stockholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. We encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Meeting site will first be accessible to stockholders beginning at approximately [____]

2

[a.m./p.m.] Eastern Time on August 5, 2021. For questions relating to participation at the Meeting by remote communication, please call 888-916-1722.

The virtual meeting platform is fully supported across browsers (e.g., Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong Wi-Fi connection at the location from which they intend to participate in the Meeting. Stockholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

•	Access to the Audio Webcast of the Meeting. The live audio webcast of the meeting will begin promptly at 3:15 p.m. Eastern time on August 5, 2021. Online access to the audio webcast will open approximately thirty minutes prior to the start of the Meeting to allow time for you to log in and test the computer audio system. We encourage stockholders to access the Meeting prior to the start time.
•	Beneficial Owners. If shares are held through an intermediary, such as a bank or broker, stockholders must register in advance to attend the Meeting. To register, stockholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to shareholdermeetings@computershare.com. Stockholders may forward an email from their intermediary or attach an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on August 2, 2021. Stockholders will receive a confirmation email from Computershare Fund Services of the stockholder's registration and a control number that will allow the stockholder to vote at the Meeting.

8. Where may I find additional information regarding the Funds?

Additional information about the Funds is available in:

•	the Statement of Additional Information ("SAI") dated June [_], 2021 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement;

•	the Annual Reports to Stockholders for the Acquired Fund and the Acquiring Fund, which contain audited financial statements for the fiscal years ended December 31, 2020 and July 31, 2020, respectively;

•	the Semi-Annual Reports for the Acquired Fund and the Acquiring Fund for the six-month periods ended June 30, 2020 and January 31, 2021, respectively; and

•	the prospectus and SAI for `each of the Acquired Fund and the Acquiring Fund dated April 30, 2021 and October 30, 2020, respectively, as supplemented (collectively, the "Prospectuses"), which are incorporated by reference into this Prospectus/Proxy Statement.

The Acquired Fund's file number is 2-29901 and the Acquiring Fund's file number is 33-49530.

Copies of the Annual and Semi-annual Reports and the Prospectuses for the Funds are available at www.alliancebernstein.com, and the Prospectus/Proxy Statement and SAI are available at www.alliancebernstein.com/abfundsproxy.

These documents are also available by writing to the address or calling the telephone number listed below.

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By mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:	at the SEC's Public Reference Room in Washington, DC

By phone:	(202) 551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

Other Important Things to Note:

•	You may lose money by investing in the Funds.

•	The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.
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PROPOSAL

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AB CAP FUND, INC. AND AB LARGE CAP GROWTH FUND, INC., RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF AB CAP FUND, INC. — AB FLEXFEE™ LARGE CAP GROWTH PORTFOLIO

At a Board Meeting held on May 3-5, 2021 (the "Board Meeting"), the Directors of the Company, on behalf of the Acquired Fund, declared advisable and voted to approve the Plan and the Reorganization, subject to the approval of the stockholders of the Acquired Fund. The Plan provides for (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, (iii) the issuance to the Acquired Fund's stockholders of Advisor Class shares of the Acquiring Fund, equal in aggregate NAV, to the NAV of their former Acquired Fund Advisor Class shares in redemption of their Acquired Fund shares, and (iv) the termination of the Acquired Fund.

Stockholders of the Acquired Fund will recognize no gain or loss as a result of the Plan. If approved by the stockholders of the Acquired Fund, the Reorganization is expected to occur early in the fourth quarter of 2021.

The stockholders of the Acquired Fund must approve the proposed Plan in order for the Reorganization to occur. Approval of the Plan requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a vote of the holders of a majority of the outstanding voting securities of the Fund means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

A quorum for the transaction of business by the stockholders of the Acquired Fund at the Meeting will consist of the (virtual) presence in person or by proxy of the holders of one-third of the shares of the Acquired Fund entitled to vote at the Meeting.

The Directors of the Acquiring Fund (who are also the Directors of the Acquired Fund) concluded that participation by the Acquired Fund in the Reorganization is in the best interests of the Acquired Fund. The Directors also concluded that the Reorganization would not dilute stockholders' interests. In reaching this conclusion, the Directors considered, among other things, the historical performance of the Funds, the substantially identical investment objectives, strategies and investment policies of the Funds, the continuity of the portfolio management team, the comparison of fees, expenses and portfolio composition for the Funds with those of the pro forma combined Fund, the costs of the Reorganization, and the tax-free nature of the Reorganization.

For a more complete discussion of the factors considered by the Directors in approving the Reorganization, see "Reasons for the Reorganization" in Information About the Transaction.

5

SUMMARY

The following highlights differences between the Acquired Fund and the Acquiring Fund. This summary is not complete; for more complete information, please read this entire document.

The Acquired Fund is a diversified open-end fund, with assets, as of March 31, 2021, of approximately $389 million. The Acquiring Fund is a diversified open-end fund, with assets, as of March 31, 2021, of approximately $15.8 billion. Each Fund seeks long-term growth of capital and invests primarily in equity securities of a limited number of large, high-quality US companies selected by the Fund's investment adviser for their growth potential within various market sectors.

Comparison of Performance

The Acquired Fund commenced operations on June 28, 2017. The Funds have similar performance for the one-year and three-year periods and for the since-inception period of the Acquired Fund due to having the same or substantially identical strategies, policies and principal risks. Comparative performance for the Funds' Advisor Class shares as of March 31, 2021 is shown in the chart below.

	One Year	Three Years	Five Years	Ten Years	From Inception of the Acquired Fund (June 28, 2017)
Acquired Fund	53.92%	22.62%	--	--	22.13%
Acquiring Fund	53.16%	22.18%	20.67%	16.71%	21.58%

More information on Fund performance is provided in Appendix B.

Comparison of Fees

The expense ratio of the Acquired Fund Advisor Class shares may be higher or lower than the expense ratio of the Acquiring Fund Advisor Class shares from time to time due to the performance-based nature of the current advisory fee of the Acquired Fund, since advisory fees are a significant part of Fund expenses. The following tables show the Funds' expense ratios and pro forma expense ratio of the combined Fund for Advisor Class shares for the six-month period ended January 31, 2021, unless otherwise indicated.

Advisor Class Total Annual Expense Ratio
Acquired Fund	.10%
Acquiring Fund	.57%
Combined Fund (pro forma)	.57%

To illustrate the performance-based nature of the current advisory fee, in particular the potential for a relatively high advisory fee when compared to the advisory fee of the Acquiring Fund, in addition to showing current fees for Advisor Class shares for the Acquired Fund, the Acquiring Fund and the Combined Fund (pro

6

forma), the table below also shows hypothetical expenses for the Acquired Fund reflecting the maximum advisory fee under the current advisory arrangement for the Acquired Fund (the maximum advisory fee applied to the Acquired Fund for the performance period ended 12/31/18).

Fee Table

Stockholder Fees (fees paid directly from your investment)

None.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund Advisor Class	Acquired Fund Advisor Class (Hypothetical Expenses Reflecting Maximum Advisory Fee)	Acquiring Fund Advisor Class	Combined Fund (pro forma) Advisor Class

Management Fees	.05%(a)	1.05%	.48%	.48%

Distribution and/or Service (12b-1) Fees	None	None	None	None

Other Expenses:

Transfer Agent	.08%	.08%	.07%	.07%

Other Expenses	.07%	.07%	.02%	.02%

Total Other Expenses	.15%	.15%	.09%	.09%

Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	.20%	1.20%	.57%	.57%

Fee Waiver and/or Expense Reimbursement	(.10)%(b)(c)	(.10)%(b)(c)	0.00%(c)	0.00%(c)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.10%	1.10%	.57%	.57%

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___________________

(a)	The management fee rate paid to AllianceBernstein L.P. (the "Adviser") by the Acquired Fund consists of a base fee at an annualized rate of .55% of the Fund's average daily net assets and a positive or negative performance adjustment of up to annualized rate of 0.50% based upon the Fund's performance relative to the Russell 1000 Growth Index, resulting in a minimum total fee of 0.05% and a maximum total fee of 1.05%. The management fee in the table represents the fee rate paid by the Acquired Fund (prior to fee waivers) for the most recent full period over which the performance adjustment was determined (from January 1, 2020 through December 31, 2020).

(b)	The Adviser has contractually agreed to waive fees and/or to bear expenses of the Fund through April 30, 2022 to the extent necessary to prevent Total Other Expenses of the Acquired Fund (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.05% of average daily net assets ("expense limitation"). The expense limitation will remain in effect until April 30, 2022 and may only be terminated or changed with the consent of the Fund's Board of Directors. In addition, the expense limitation will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Under a separate expense limitation agreement of the Fund, for the period from June 28, 2017 through December 31, 2018, the Adviser contractually agreed to waive fees and/or to bear expenses of the Fund to the extent necessary to prevent "Total Other Expenses," on an annualized basis, from exceeding 0.05% of average daily net assets. Total Other Expenses means aggregate expenses incurred by the Fund, but do not include (i) advisory fees; (ii) distribution and/or service (Rule 12b-1) fees; (iii) extraordinary expenses; (iv) interest expense; (v) acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest; (vi) expenses associated with securities sold short; (vii) taxes; and (viii) brokerage commission and other transaction costs. Pursuant to this expense limitation agreement, any fees waived and expenses borne by the Adviser through December 31, 2018 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's total Fund operating expenses to exceed the expense limitation in effect (1) at the time of the waiver or reimbursement or (2) at the time of recapture.

(c)	In connection with each Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio") (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses" in the Acquiring Fund's prospectus.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Fund Advisor Class	Acquiring Fund Advisor Class	Combined Fund (pro forma) Advisor Class
After 1 Year	$10	$58	$58
After 3 Years	$54	$183	$183
After 5 Years	$103	$318	$318
After 10 Years	$245	$714	$714

Comparison of Investment Advisory Fees

The Funds have different advisory fee structures.

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The Acquired Fund's investment advisory fee is structured with both a base fee rate and a performance-related adjustment. The Acquired Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund's average daily net assets ("Base Fee"). The advisory fee is increased or decreased from the Base Fee by a performance adjustment that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund exceeds, or is exceeded by, the performance of the Russell 1000 Growth Index plus 1.40% over a performance period of one year.

The Acquiring Fund has a tiered advisory fee rate with breakpoints at specific asset levels, with no performance fee adjustment. For its services to the Acquiring Fund, the Adviser receives from the Acquiring Fund an advisory fee as follows (as an annual percentage of average daily net assets): .60% on the first $2.5 billion; .50% on the excess over $2.5 billion up to $5 billion; and .45% on the excess over $5 billion.

Due to the nature of the performance-related fee, the Acquired Fund's advisory fee may vary significantly from year to year and could be lower or higher than that of the Acquiring Fund in any particular year. As indicated in the chart below, with respect to each Fund's respective last two fiscal years, the Acquired Fund paid a lower investment advisory fee rate (net fee and gross fee excluding the impact from any expense waivers in effect) than the Acquiring Fund paid. For the respective fiscal year or performance period ending in 2018, however, the Acquired Fund paid a higher investment advisory fee rate excluding the impact from any expense waivers in effect.

	Advisory Fees as a Percentage of Average Net Assets (net of fee waivers and expense reimbursements)	Advisory Fees as a Percentage of Average Net Assets (gross fee excluding impact from any fee waivers and expense reimbursements)	Fiscal Year (or Performance Period) Ended
Acquired Fund	0.00%	0.05%	12/31/20
	0.00%	0.05%	12/31/19
	0.21%	1.05%	12/31/18*
Acquiring Fund	0.50%	0.50%	7/31/20
	0.51%	0.51%	7/31/19
	0.53%	0.53%	7/31/18

*Represents Acquired Fund's initial performance period: June 28, 2017 through December 31, 2018.

In addition, each advisory agreement provides for the reimbursement to the Adviser of the costs of certain non-advisory services provided to the Fund. These reimbursable costs currently include the costs of the Adviser's personnel performing certain administrative services for the Fund, including clerical, accounting, legal and other services, and associated overhead costs, such as office space, supplies and information technology. For each of the Acquired Fund's and Acquiring Fund's most recently completed fiscal year, these reimbursements amounted to $0 (net of $88,219 waived by the Adviser) and $81,979, respectively, or approximately 0.00% (net of 0.03% waived by the Adviser) and 0.00% of the Fund's average daily net assets, respectively.

More information on each Fund's advisory fee is provided under "Information About the Portfolios –Advisory Agreement and Fees."

9

Comparison of Investment Objectives and Policies

The investment objectives of the Funds are the same, and the Funds' principal investment strategies are substantially identical, as shown in the following table. Although the Acquiring Fund has a principal investment strategy that reflects much the same policy as a non-principal strategy of the Acquired Fund with respect to investing in exchange-traded funds ("ETFs") as indicated below, the Acquiring Fund has not historically made significant investment in ETFs. Please see "Appendix A – Comparison of Non-Principal Strategies, and Fundamental Policies and Non-Fundamental Policies" for more information regarding a comparison of investment objectives and policies.

	Acquired Fund	Acquiring Fund

Investment Objective	The Fund's investment objective is long-term growth of capital.	Identical

Status	The Fund is diversified.	Identical.

Principal Investment Strategies	The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Fund invests primarily in the domestic equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.	Identical

	For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index. The Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.	Identical

	The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.	Identical

	The investment team allocates the Fund's investments among broad sector groups based on the fundamental company research conducted by the Adviser's	Identical

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	Acquired Fund	Acquiring Fund

internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

	The Adviser's research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.	Identical

	Similar non-principal strategy.	The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

	The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.	Identical

Foreign Securities	The Fund may invest in securities of non-U.S. issuers.	Identical.

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As the table above shows, the Funds have the same investment objective, pursue a growth investment strategy and primarily invest in equity securities of large-capitalization U.S. companies.

The Funds have the same portfolio holdings (as of [_______], 2021), although there are minor differences in portfolio weightings. The Adviser expects that the Acquiring Fund will retain all of the Acquired Fund's portfolio holdings and therefore does not expect any portfolio transaction costs because the Acquiring Fund does not anticipate selling any securities in connection with the Reorganization. The Acquiring Fund therefore expects to acquire approximately $[___] million of securities, free of transaction costs.

Principal Risks

Each Fund is subject to principal risks of market risk, focused portfolio risk, foreign (non-U.S.) risk, derivatives risk, management risk and sector risk.

Each of these risks is more fully described below.

Market Risk	The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's growth approach, may underperform the market generally.

Focused Portfolio Risk	Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

Foreign (Non-U.S.) Risk	Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk	Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk	The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Sector Risk	The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Acquiring Fund's investments.

As with all investments, you may lose money by investing in the Fund.

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Federal Income Tax Consequences

No gain or loss will be recognized by the Acquired Fund or its stockholders as a result of the Reorganization. The aggregate tax basis of the shares of the Acquiring Fund received by a stockholder of the Acquired Fund (including any fractional shares to which the stockholder may be entitled) will be the same as the aggregate tax basis of the stockholder's shares of the Acquired Fund. The holding period of the shares of the Acquiring Fund received by a stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund held by the stockholder, provided that such shares are held as capital assets by the stockholder of the Acquired Fund at the time of the Reorganization. The holding period and tax basis of each asset of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as the holding period and tax basis of each such asset in the hands of the Acquired Fund prior to the Reorganization. Provided that the Acquired Fund shares surrendered constitute capital assets in the hands of the stockholder, such gain or loss realized by the stockholder will be capital gain or loss upon ultimate disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Reorganization that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

Substantially all of the undistributed net investment income and undistributed realized gains of the Acquired Fund is expected to be distributed to the Acquired Fund's shareholders prior to the closing of the Reorganization. As of [ ], 2021, the amounts of undistributed net investment income and undistributed realized gains for the Acquired Fund were $[ ] and $[ ], respectively.

The Acquiring Fund also has undistributed net investment income and undistributed realized gains and intends to make a distribution to its shareholders prior to the closing of the Reorganization, so that Acquired Fund shareholders are not taxed on such income and gains. Neither the Acquired Fund nor the Acquiring Fund has capital loss carryforwards to offset realized gains.

Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Transaction.

Comparison of Distribution and Purchase Procedures

The distribution and purchase procedures for Advisor Class shares of the Funds are identical. The purchase or redemption of a Fund's shares is priced at the next-determined NAV after an order is received in proper form.

An investor may purchase Advisor Class shares through a financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AllianceBernstein Investments, Inc. ("ABI");
•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;
•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds; and
•	through certain special arrangements approved by the Adviser.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in

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Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Adviser Class shares of a Fund may be exchanged for Advisor Class shares of other AB Mutual Funds.

The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares. More information on distribution and purchase procedures of the Acquiring Fund is provided in Appendix C.

Service Providers

The Funds have the same service providers, except that State Street Bank and Trust Company ("State Street") serves as the custodian and accounting agent for the Acquiring Fund, while Brown Brothers Harriman & Co. ("BBH") serves in that capacity for the Acquired Fund.

Comparison of Business Structures

The Company and the Acquiring Fund are each organized as a Maryland corporation and are governed by their Charter, Bylaws and Maryland law. For more information on the organizational structure and governance of the Funds, see Appendix D.

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INFORMATION ABOUT THE TRANSACTION

Description of the Plan

As provided in the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities, expenses and obligations of the Acquired Fund at the effective time of the Reorganization (the "Effective Time"). In return, the Acquiring Fund will issue, and the Acquired Fund will distribute to its stockholders, a number of full and fractional Advisor Class shares of the Acquiring Fund, determined by dividing the net value of all the assets of the Acquired Fund by the NAV of one share of the Acquiring Fund. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that stockholders of the Acquired Fund will be credited with Advisor Class shares of the Acquiring Fund corresponding to the aggregate NAV of the Acquired Fund shares that the stockholder holds of record at the Effective Time.

Following the distribution of the Acquiring Fund Advisor Class shares in full liquidation of the Acquired Fund, the Acquired Fund will wind up its affairs and terminate as soon as is reasonably possible after the Reorganization.

The projected expenses of the Reorganization, largely those for legal, accounting, printing, mailing and proxy solicitation expenses, are estimated to total approximately $265,000. Under the Plan, all expenses of the Reorganization will be borne by the Adviser, except for fees and expenses of independent counsel to the Directors who are not "interested persons" of a Fund. Independent counsel fees in the approximate amount of $24,000 may be borne by the Acquired Fund, but due to the Adviser's expense limitation undertaking for the Acquired Fund, the Adviser will ultimately bear the expenses incurred by the Acquired Fund, unless the Acquired Fund's assets increase substantially prior to the Reorganization. Independent counsel fees in the approximate amount of $12,000 will be borne by the Acquiring Fund.

The Reorganization is expected to be consummated early in the fourth quarter of 2021. Under applicable legal and regulatory requirements, none of the Acquired Fund's stockholders will be entitled to exercise objecting stockholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Reorganization. Therefore, stockholders will be bound by the terms of the Reorganization under the Plan. However, any stockholder of the Acquired Fund may redeem shares of common stock prior to the Reorganization.

Completion of the Reorganization is subject to certain conditions set forth in the Plan, including that the Acquired Fund receive a favorable tax opinion from Seward & Kissel LLP. The Directors may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Fund or of its stockholders.

A copy of a form of the Plan for the Reorganization is attached as Appendix E.

Reasons for the Reorganization

At the Board Meeting, the Adviser recommended that the Directors of each Fund (who are the same persons) approve the proposed Plan and Reorganization. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Reorganization would be in the best interests of the Fund and that the interests of existing stockholders of the Fund would not be diluted as a result of the Reorganization. The Directors have unanimously approved the Plan and Reorganization.

The Adviser presented and the Directors considered the following reasons in favor of the Reorganization:

•	elimination of the performance-based advisory fee structure for the following reasons:
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•	the methodology used to calculate the performance-based fee is complex and potentially confusing to investors and their financial intermediaries;
•	the performance-based fee structure creates uncertainty for investors in reasonably predicting Fund expenses, due to significant fluctuations in advisory fees and total expense ratios that can result from fund performance fluctuations. This was a particular issue in the qualified plan context, where uncertainty about the amount of future fees has been a concern;
•	the Acquiring Fund has a more conventional and straightforward asset-based advisory fee structure and the Acquiring Fund's fee rate is below the median fee rate paid by competitor funds;
•	reluctance by the Adviser's distribution partners to sell both the Acquired Fund and the Acquiring Fund given their similarities apart from the advisory fee arrangements; and
•	the combination of the Funds will allow Acquired Fund shareholders to benefit from the economies of scale associated with being invested in a much larger fund that is similarly managed.

At the Board Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

•	the differences in the contractual advisory fee rates under the current and proposed investment advisory agreements;
•	that the expense cap in place for the Acquired Fund limits expenses other than advisory fees to 0.05% of the Fund's net assets, and that given the current size of the Acquiring Fund, there is currently no comparable expense limit in place for Advisor Class shares of the Acquiring Fund;
•	that the total expenses of the Acquiring Fund are relatively competitive, given that the total expense ratio for the Acquiring Fund's Advisor Class shares of .57% is lower than the median of .88% of average daily net assets of the Acquiring Fund's peer expense group as determined by Broadridge Financial Solutions Inc., an independent provider of investment company data;
•	the Adviser's plans with respect to the portfolio securities of the Acquired Fund and the Acquiring Fund, including that (i) the Funds have the same portfolio holdings (as of [_______], 2021), although there are minor differences in portfolio weightings, and (ii) the Adviser expects that the Acquiring Fund will retain all of the Acquired Fund's portfolio holdings;
•	the current asset level of the Acquired Fund and the combined pro forma asset level of the combined Fund;
•	the historical performance of the Funds;
•	that the Funds have the same investment objectives and principal risks and substantially identical investment strategies and policies; and
•	that the portfolio management teams for the Funds are the same.

The Directors also considered, among other things:

•	the fact that each Fund intends to make distributions to its stockholders in advance of the closing of the Reorganization;
16

•	the form of the Plan and the terms and conditions of the Reorganization;
•	the fact that the Funds have similar advisory contract terms (except for the advisory fee rate);
•	their determination that the Reorganization would not result in the dilution of stockholders' interests;
•	the fact that no changes in service providers (other than the custodian and accounting agent of the Acquired Fund) would result from the Reorganization;
•	the benefits of the Reorganization to the Adviser, which will benefit from the elimination of separate monitoring and administration of the Acquired Fund, and the elimination of its current commitment to subsidize the Acquired Fund's expense ratio;
•	the fact that the Acquiring Fund will assume all the liabilities, expenses and obligations of the Acquired Fund;
•	the Adviser's position that the current expense limitation arrangements are not sustainable over the longer term;
•	the expected federal income tax consequences of the Reorganization;
•	the expenses of the Reorganization, which are approximately $265,000, and the fact that, under the Plan, all expenses of the Reorganization will be borne by the Adviser, except for fees and expenses of independent counsel to the Directors who are not "interested persons" of a Fund; and the fact that although independent counsel fees in the approximate amount of $24,000 may be borne by the Acquired Fund, that due to the Adviser's expense limitation undertaking for the Acquired Fund, the Adviser will ultimately bear the expenses incurred by the Acquired Fund, unless the Acquired Fund's assets increase substantially prior to the Reorganization; and
•	the fact that the Adviser has agreed to indemnify the Acquiring Fund for a three-year period against any undisclosed or other liabilities not disclosed or not reflected in the NAV of the Acquired Fund at the time of the Reorganization, to reimburse the Acquiring Fund for any costs in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

Also at the Board Meeting, the Directors (who are Directors of both Funds) approved the Plan on behalf of the Acquiring Fund.

Description of Securities to Be Issued

Under the Plan, the Acquiring Fund will issue additional shares of its Advisor Class common stock for distribution to holders of Advisor Class common stock of the Acquired Fund. Under the Acquiring Fund's Charter, the Acquiring Fund may issue up to 3,000,000,000 shares of common stock, par value $.001 per share, for its Advisor Class.

When the Reorganization is consummated, Advisor Class stockholders of the Acquired Fund will receive Advisor Class shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the stockholder's Advisor Class shares in the Acquired Fund.

Each share of the Acquiring Fund represents an equal proportionate interest with other shares of the Acquiring Fund. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other

17

distributions out of the income earned and gain realized on the assets belonging to the Acquiring Fund as authorized by the Directors. Shares of the Acquiring Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of the Acquiring Fund received by the Acquired Fund in the Reorganization will be issued at NAV, without a sales charge, and will be fully paid and non-assessable.

Dividends and Other Distributions

On or before the Closing Date, as defined in the Plan, the Acquired Fund will, if necessary, declare and pay as a distribution substantially all its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its status as a regulated investment company. The Acquiring Fund has undistributed net investment income and undistributed realized gains and intends to make a distribution to its shareholders prior to the closing of the Reorganization, so that Acquired Fund shareholders are not taxed on such income and gains.

Federal Income Tax Consequences

Subject to certain stated assumptions contained therein, the Acquired Fund will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) a stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the stockholder's shares of the Acquired Fund solely for shares of the Acquiring Fund; (iii) neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund pursuant to the Plan or upon the distribution of shares of the Acquiring Fund to stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund; (iv) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such assets immediately prior to the Reorganization; (v) the aggregate tax basis of shares of the Acquiring Fund received in connection with the Reorganization by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor; (vi) the holding period of shares of the Acquiring Fund received in connection with the Reorganization by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date; and (vii) the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by the Acquired Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

Stockholders of the Acquired Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those stockholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Information

For information on the existing capitalization of the Funds and the pro forma capitalization of the Acquiring Fund, see Appendix F.

18

INFORMATION ABOUT THE FUNDS

The Acquired Fund and the Acquiring Fund are each a diversified, open-end management investment company registered under the 1940 Act. The Acquired Fund, organized in 2016, is a series of a Maryland corporation, and the Acquiring Fund is a Maryland corporation organized in 1992.

Management of the Funds

The Board of Directors of each Fund, which is comprised of the same persons, directs the management of the business and affairs of the Funds. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's Adviser, subject to the Fund's investment objective and policies and to general oversight by the Fund's Board of Directors. Subsequent to the consummation of the Reorganization, the directors and officers of the Acquiring Fund will continue to serve as the directors and officers of the combined Fund.

The management of, and investment decisions for each Fund's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Frank V. Caruso, John H. Fogarty and Vinay Thapar are the investment professionals with primary responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds – Portfolio Managers" in each Fund's Prospectus.

Advisory Agreement and Fees

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of March 31, 2021 totaling approximately $697 billion (of which over approximately $138 billion represented assets of investment companies). As of March 31, 2021 the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE100 companies), for public employee retirement funds in 28 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 27 registered investment companies managed by the Adviser, comprising approximately 91 separate investment portfolios, had as of March 31, 2021 approximately 2.7 million retail stockholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds and pays all compensation of directors and officers of the Funds who are affiliated persons of the Adviser.

Advisory Agreement for the Acquired Fund

Under the terms of the investment advisory agreement for the Acquired Fund, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund's average daily net assets ("Base Fee"). The advisory fee rate is increased or decreased from the Base Fee rate by a performance adjustment ("Performance Adjustment") that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund ("Measuring Class") exceeds, or is exceeded by, the performance of the Russell 1000 Growth Index plus 1.40% ("Index Hurdle") over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .00357% of the Fund's average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/-.50% ("Maximum Performance Adjustment") of the Fund's average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 1.40% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .05% on an annualized basis (Base Fee minus

19

the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured ("Performance Period") was initially from the commencement of operations to December 31, 2018 and thereafter is each 12-month period beginning on the first day in the month of January through December 31 of the same year.

Fee Waivers. The Adviser has contractually agreed to waive fees and/or to bear expenses of the Acquired Fund through April 30, 2022 to the extent necessary to prevent Total Other Expenses of the Fund (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.05% of average daily net assets. In addition, the Adviser has agreed to waive its advisory fee by limiting the Acquired Fund's accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund's current net assets if such amount is less than the amount that would have been accrued based on the Fund's average daily net assets for the Performance Period.

Advisory Agreement for the Acquiring Fund

Under the terms of the investment advisory agreement for the Acquiring Fund, the Fund pays the Adviser an advisory fee at an annual rate of .60% of first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly and is currently being accrued at a rate of [__]%.

Each Advisory Agreement, by its terms, continues in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's annual report to stockholders for the fiscal year ended July 31, 2020 and December 31, 2020 for the Acquiring Fund and the Acquired Fund, respectively.

Distributor

ABI, a wholly-owned subsidiary of the Adviser, serves as the distributor of each Fund's shares. Advisor Class shares of the Funds are not subject to an initial sales charge, contingent deferred sales charge or distribution services fees.

Other Service Providers

The Funds will have the same service providers after the Reorganization, except for the custodian and accounting agent. AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides shareholder services for the Funds. The Funds compensate ABIS for these services. State Street, c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, serves as custodian and accounting agent for the Acquiring Fund (which will be the accounting survivor after the Reorganization) while BBH, 50 Post Office Square, Boston, MA 02110, serves as custodian and accounting agent for the Acquired Fund. ABIS, 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, serves as transfer agent for the Funds. After the Reorganization, State Street will serve as custodian and accounting agent and ABIS will serve as transfer agent for the combined Fund. Ernst & Young LLP serves as the independent registered public accounting firm for the Funds and will continue to serve in that capacity for the combined Fund after the Reorganization.

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VOTING INFORMATION

Required Vote

The Directors of the Acquired Fund have fixed the close of business on June 2, 2021 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. Appendix G to this Prospectus/Proxy Statement lists the total number of shares outstanding as of that date for the Advisor Class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Fund, and contains information about the executive officers and Directors of the Funds and their shareholdings in the Funds.

The presence in person (virtually) or by proxy of the holders of one-third of all the votes of the Acquired Fund entitled to be voted at the Meeting is required to constitute a quorum of the Acquired Fund at that Meeting. Shares held by stockholders of record as of the Record Date for the Meeting present in person (virtually) or represented by proxy at the Meeting will be counted for the purpose of determining the presence of a quorum and may be voted on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a "1940 Act Majority" (as defined below) is necessary to approve the Plan. Under the 1940 Act, a vote of the holders of a majority of the outstanding voting securities of a Fund means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund ("1940 Act Majority").

In the event that (i) a quorum is not present at the Meeting; or (ii) a quorum is present but sufficient votes in favor of approval of the Plan have not been timely received, the Chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. If a proposal to adjourn the Meeting is submitted to a vote of stockholders, shares represented by proxies indicating a vote against approval of the Plan will be voted against adjournment of the Meeting.

Each stockholder of the Acquired Fund will be entitled to one vote for each full share and a fractional vote for each fractional share of the Acquired Fund held at the close of business on the Record Date.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the Acquired Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Acquired Fund will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes, if any, will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a 1940 Act Majority of the Acquired Fund's shares outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan. If any proposal, other than approval of the Plan, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. Under Maryland law, however, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to approval of the Plan, no other business may properly come before the Meeting.

How to Vote

You can vote your shares in any one of four ways:

•	Over the Internet.
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•	By phone.
•	By mail, with the enclosed proxy card.
•	In person virtually at the Meeting.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in the discretion of the proxy holder upon any unexpected matters that come before the Meeting or postponement or adjournment thereof.

Revocation of Proxies

Proxies, including those authorized by telephone or over the Internet, may be revoked at any time before they are exercised at the Meeting either (i) by a written revocation received by the Secretary of the Acquired Fund at 1345 Avenue of the Americas, New York, New York 10105 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person virtually. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Acquired Fund. In addition, the Acquired Fund has engaged Computershare Fund Services ("Computershare"), a professional proxy services firm, to provide services such as proxy tabulation, administration of the Meeting and assistance in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of Computershare if the Acquired Fund has not yet received your vote. The representative may ask you for authority, by telephone, to permit Computershare to execute your voting instructions on your behalf. Proxy printing, processing, mailing and solicitation costs are currently estimated to be approximately $60,000 for the Acquired Fund. All expenses of the Reorganization will be borne by the Adviser, except for fees and expenses of independent counsel to the Directors who are not "interested persons" of a Fund.

LEGAL MATTERS

The validity of the shares of the Acquiring Fund offered hereby will be passed upon by Seward & Kissel LLP.

EXPERTS

The audited financial statements and financial highlights in the Prospectuses have been included in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for each of the Funds, given on its authority as experts in auditing and accounting.

FINANCIAL HIGHLIGHTS

Financial highlights information for the Funds is available at Appendix H.

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APPENDIX A

COMPARISON OF NON-PRINCIPAL STRATEGIES, AND FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

	Acquired Fund	Acquiring Fund

Non-Principal Strategies
Real Estate Investment Trusts (REITs)	The Fund may invest in REITs.	Identical.

Structured Products	The Fund may invest in certain derivatives-type instruments that combine features of a stock or bond with those of, for example, a futures contract or an option.	Identical

Inflation-Indexed Securities	The Fund may invest in inflation-indexed securities.	Not disclosed as a non-principal strategy.

Zero-Coupon and Payment-in-Kind Bonds	The Fund may invest in zero-coupon and payment-in-kind bonds.	Identical.

Preferred Stock	The Fund may invest in preferred stocks.	Identical

Convertible Securities	The Fund may invest in convertible securities.	Identical.

Foreign (Non-U.S.) Currencies	The Fund may invest in foreign currencies.	Identical.

Investments in Pre-IPO Securities	The Fund may invest in pre-IPO (initial public offering) securities.	Identical.

Investments in IPO Securities	Not disclosed as a non-principal strategy.	The Fund may invest in securities of companies that are offered pursuant to an IPO.

Depositary Receipts and Securities of Supranational Entities	The Fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other types of depositary receipts evidencing ownership of underlying securities issued by either a U.S. or a non-U.S. company.	Identical.

Repurchase Agreements and Buy/Sell Back Transactions	The Fund may enter into repurchase agreements and buy/sell back transactions.	Identical.

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	Acquired Fund	Acquiring Fund

Reverse Repurchase Agreements and Dollar Rolls	The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings.	Identical.

Forward Commitments	The Fund may invest in forward commitments.	Identical.

Rights and Warrants	The Fund may invest in rights or warrants.	Identical.

Short Sales	The Fund may make short sales as part of overall portfolio management or to offset a potential decline in the value of a security.	Identical.

Standby Commitment Agreements	The Fund may enter into standby commitment agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.	Identical.

Securities Lending	The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.	Identical.

Fundamental Investment Policies
Industry Concentration	The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.	Identical.

Borrowing	The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted	Identical.

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	Acquired Fund	Acquiring Fund

by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

Lending	The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.	Identical.

Real Estate	The Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.	Identical.

Commodities	The Fund may purchase or sell commodities or options thereon to the extent permitted by applicable law.	Identical.

Underwriting	The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for	Identical.

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	Acquired Fund	Acquiring Fund

purposes of the Securities Act of 1933, as amended.

Diversification	The Fund must invest at least 75% of its assets in cash or cash items; government securities; securities of other investment companies; and securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.	Identical.

Non-Fundamental Investment Policy

Margin	The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.	Identical.

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APPENDIX B

FUND PERFORMANCE

Acquired Fund

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

• how the Fund's performance changed from year to year over the life of the Fund; and

• how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.abfunds.com (click on "Investments—Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Advisor Class shares. Through March 31, 2021, the year-to-date unannualized return for the Fund's shares was 1.19%.

During the period shown in the bar chart, the Fund's:

Best Quarter was up 25.17%, 2nd quarter, 2020; and Worst Quarter was down -11.87%, 4th quarter, 2018.

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Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2020)

		1 Year	Since Inception*
Advisor Class**	Return Before Taxes	34.23%	23.44%
	Return After Taxes on Distributions	32.90%	22.95%
	Return After Taxes on Distributions and Sale of Fund Shares	20.45%	18.65%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		38.49%	23.54%

*	Inception date is 6/28/17.

**	After-tax Returns:

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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FUND PERFORMANCE

Acquiring Fund

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

• how the Fund's performance changed from year to year over ten years; and

• how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments—Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund's Advisor Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through March 31, 2021, the year-to-date unannualized return for Advisor Class shares was 1.11%.

During the period shown in the bar chart, the Fund's:

Best Quarter was up 25.40% 2nd quarter, 2020; and Worst Quarter was down -15.72%, 3rd quarter, 2011.

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Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2020)

		1 Year	5 Years	10 Years
Advisor Class*	Return Before Taxes	34.36%	20.10%	17.65%
	Return After Taxes on Distributions	33.53%	18.94%	16.39%
	Return After Taxes on Distributions and Sale of Fund Shares	20.91%	16.08%	14.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		38.49%	21.00%	17.21%

*	After-tax Returns:

–	Are shown for Advisor Class shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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APPENDIX C

CERTAIN INFORMATION APPLICABLE TO

ADVISOR CLASS SHARES OF THE ACQUIRING FUND

The following information provided for the Acquiring Fund is the same for the Acquired Fund:

How to Buy Shares

The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds; and

•	through certain special arrangements approved by the Adviser.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm. A Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any stockholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any

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order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2021, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $23 million. In 2020, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $22 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and stockholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Transfer Agency and Retirement Plan Services" below. If paid by the Funds, these expenses are included in "Other Expenses" of the Fee Table under the section "Summary—Comparison of Fees" of this Prospectus/Proxy Statement.

If one mutual fund sponsor makes greater distribution assistance payments than another, a financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group

American Enterprise Investment Services

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Equitable Advisors

FIS Brokerage Services

Great-West Life & Annuity Insurance Co.

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Institutional Cash Distributors (ICD)

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

SunTrust Bank

UBS Financial Services

US Bancorp Investments

Waddell & Reed, Inc.

Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Transfer Agency and Retirement Plan Services

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by

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your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time (as defined below) on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. The Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time, which is the close of regular trading on any day the New York Stock Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. Each Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, each Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Sale In-Kind

Each Fund normally pays proceeds of a sale of Fund shares in cash. However, each Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

Selling Shares Through Your Financial Intermediary or Retirement Plan

Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund by Mail:

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

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•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 13th floor

San Antonio, TX 78230

•	For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

Selling Shares Directly to the Fund by Telephone:

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at (800) 221-5672 with instructions on how you wish to receive your sale proceeds.
•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day's NAV, less any applicable CDSC.
•	For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.
•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.
•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.
•	Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a stockholder who has changed his or her address of record within the previous 30 calendar days.

Frequent Purchases and Redemptions of Fund Shares

Each Fund's Board of Directors ("Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund stockholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify stockholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Stockholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any stockholder's financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally

While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, stockholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term stockholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant

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short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a stockholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a stockholder's ability to engage in time zone arbitrage to the detriment of other Fund stockholders.

A stockholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float, has the risk that the current market price for the securities may not accurately reflect current market values. A stockholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund's ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking"
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future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the stockholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the stockholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

How the Fund Values Its Shares

Each Fund's NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when stockholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for

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this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of each Fund's assets is available in the Funds' SAI.

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APPENDIX D

OTHER INFORMATION

The following information provides only a summary of the key features of the organizational structure and governing documents of the Funds. The Acquired Fund and Acquiring Fund are each organized as a Maryland corporation. Accordingly, there are no significant differences among the Funds in terms of their corporate organizational structures.

General

Each Fund has procedures available to its respective stockholders for calling stockholders' meetings and for the removal of Directors. Under each Fund's Charter, a Director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of Directors. In addition, stockholder-requested special meetings of stockholders for any other purpose shall be called by a Fund's Secretary only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

For each Fund, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of stockholders of the Fund. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law or the charter of the applicable Fund.

Shares of Common Stock of the Funds

The Funds' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Acquired Fund is organized as a series of a Maryland corporation and the Acquiring Fund is a Maryland corporation, thus their stockholders have the same rights due to them under state law. The Funds are not required to, and do not, hold annual meetings of stockholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Funds are required to hold a stockholder meeting if, among other reasons, the number of Directors elected by stockholders is less than a majority of the total number of Directors, or if a Fund seeks to change its fundamental investment policies.

Dividends and Distributions

The Funds have the same dividends and distributions policies. While each of the Funds intends to distribute to its stockholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

Each of the Fund's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration

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date of the dividend or distribution equal to the cash amount of the dividend or distribution. A stockholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The stockholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Limitation of Liability and Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Acquired Fund and the Acquiring Fund contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This limitation of liability does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

The charters and Bylaws of the Acquired Fund and the Acquiring Fund generally provide for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

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APPENDIX E

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

RELATING TO THE REORGANIZATION OF THE ASSETS AND LIABILITIES OF

AB FLEXFEE™ LARGE CAP GROWTH PORTFOLIO OF AB CAP FUND, INC.

As of

[____________], 2021

This Agreement and Plan of Reorganization (the "Plan") is made as of this [____] day of [___________] 2021, by and between AB Large Cap Growth Fund, Inc. (the "Acquiring Fund"), a Maryland corporation, AB Cap Fund, Inc., a Maryland corporation (the "Company"), on behalf of AB FlexFee™ Large Cap Growth Portfolio (the "Acquired Fund"), a series of the Company, and solely for purposes of Section 24, AllianceBernstein L.P., the investment adviser to the Acquiring Fund and the Acquired Fund (the "Adviser").

WHEREAS, Acquiring Fund and the Acquired Fund are each an open-end management investment company (or series thereof) registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the parties desire that the Acquired Fund transfer all of the Assets to the Acquiring Fund in exchange for Advisor Class shares of equal net asset value of the Acquiring Fund ("Reorganization Shares") and distribute the Reorganization Shares to stockholders ("Stockholders") of the Acquired Fund (the "Reorganization"); and that the Acquired Fund thereafter liquidate and terminate; and

WHEREAS, the parties intend that the Reorganization qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Reorganization, Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

Now, therefore, Acquiring Fund and the Acquired Fund agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund's books.

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Closing Date	Such date as the parties may agree.

Effective Time	5:00 p.m., Eastern time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund	Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of Acquiring Fund on Form N-14 under the 1940 Act that will register the Reorganization Shares to be issued in the Reorganization and will include the proxy materials necessary for the Stockholders of the Acquired Fund to approve the Reorganization.

Valuation Time	The close of regular session trading on the New York Stock Exchange ("NYSE") on the Closing Date, when for purposes of the Plan, Acquiring Fund determines its net asset value per Reorganization Share and the Acquired Fund determines the net value of the Assets.

NAV	Except as otherwise provided, a Fund's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Stockholder Action

As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a Stockholders meeting to consider and approve the Reorganization and this Plan and such other matters as the Board of Directors may determine. Such approval by the Stockholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the Stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with, or violated upon, the consummation of such transactions solely for the purpose of consummating such transactions.

4.	Transfer of the Acquired Fund's Assets

The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Reorganization, as applicable:

(a)	On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

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(b)	Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare a dividend or dividends, payable to Acquired Fund Stockholders of record, which, together with all previous such dividends, shall have the effect of distributing (i) all the excess of (A) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (B) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), computed in each case without regard to any deduction for dividends paid, and (iii) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for the short taxable year beginning on January 1, 2021 and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

(c)	At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to Acquiring Fund, subject to the Liabilities. Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to Acquiring Fund, and shall be enforceable against Acquiring Fund to the same extent as if initially incurred by Acquiring Fund.

(d)	Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if Acquiring Fund determines that, as a result of the Reorganization, Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to Acquiring Fund, Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid breaching the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

(e)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to Acquiring Fund at the Effective Time on the following basis:

(i)	The value of the Assets less the Liabilities of the Acquired Fund, determined as of the Valuation Time, shall be divided by the then NAV of one Reorganization Share, as determined under Section 4(e)(ii) below, and, in exchange for the transfer of the Assets, Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Advisor Class Reorganization Shares so determined, rounded to the fourth decimal place or such other decimal place as the parties may agree to in writing;

(ii)	The NAV of each Reorganization Share to be delivered to the Acquired Fund shall be the NAV of Advisor Class shares of Acquiring Fund determined as of the Valuation Time in accordance with Acquiring Fund's then applicable valuation procedures, and the net value of the Assets to be
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conveyed to Acquiring Fund shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

(iii)	The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company ("State Street"), c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, as custodian for Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by Acquiring Fund.

(f)	Promptly after the Closing Date, the Acquired Fund will deliver to Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5.	Termination of the Acquired Fund, Registration of Reorganization Shares and Access to Records

The Acquired Fund and Acquiring Fund also shall take the following steps, as applicable:

(a)	At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring pro rata to its Stockholders of Advisor Class of record Reorganization Shares received by the Acquired Fund pursuant to Section 4(e)(i) of this Plan. Acquiring Fund shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund Stockholders and the types and amounts of Acquiring Fund shares that former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. Acquiring Fund shall not issue certificates representing Acquiring Fund shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Fund. Ownership of Acquiring Fund's shares will be shown on the books of Acquiring Fund's transfer agent.

Following distribution by the Acquired Fund to its Stockholders of all Reorganization Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)	At and after the Closing Date, the Acquired Fund shall provide Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

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6.	Certain Representations and Warranties of the Acquired Fund

The Acquired Fund represents and warrants to Acquiring Fund as follows:

(a)	The Acquired Fund is a duly established series of the Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

(b)	The Company, on behalf of the Acquired Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)	The Board of Directors of the Company has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Company, on behalf of the Acquired Fund, have executed and delivered this Plan. This Plan represents a valid and binding contract of the Company, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan by the Company does not, and, subject to the approval of Stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Company's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of the Acquired Fund's Stockholders, the Company does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

(d)	The Acquired Fund is a separate series of the Company that is treated as a separate corporation from each other series of the Company under Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

(e)	The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)	The Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

(g)	The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

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(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i)	The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

(j)	To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities and reflected in its NAV.

(k)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

(l)	Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

(m)	The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available to Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n)	Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o)	The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

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(p)	The Reorganization Shares to be issued to the Acquired Fund pursuant to Section 4(e)(i) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in Section 5(a).

(q)	The Acquired Fund, or its agents, (i) holds or has obtained a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

7.	Certain Representations and Warranties of Acquiring Fund

Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)	Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Acquiring Fund is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

(b)	Acquiring Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(c)	Acquiring Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(d)	The Board of Directors of Acquiring Fund has duly authorized execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of Acquiring Fund have executed and delivered the Plan. The Plan represents a valid and binding contract of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Charter of Acquiring Fund, its Bylaws or any material agreement to which Acquiring Fund is subject. Except for the approval of its Board, Acquiring Fund does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(e)	Acquiring Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and is eligible for taxation under Section 852(a) of the Code for the taxable year that will include the Closing Date and expects to so qualify for each subsequent taxable year.

(f)	The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders of the Acquired Fund, and at the Effective Time, insofar as it relates to Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be
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stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(g)	Acquiring Fund has duly authorized and validly issued all issued and outstanding shares of common stock of Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Acquiring Fund has duly authorized Advisor Class shares of Acquiring Fund referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Advisor Class shares of Acquiring Fund shall be validly issued, fully paid and non-assessable, and no Stockholder of Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Reorganization Shares, nor are there any securities convertible into Reorganization Shares.

(h)	To the knowledge of Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against Acquiring Fund or any of its properties or assets or any person whom Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Acquiring Fund. Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

(i)	Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(j)	Acquiring Fund has filed or will file its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of Acquiring Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of Acquiring Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Acquiring Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(k)	The Financial Statements of Acquiring Fund, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of Acquiring Fund at its most recent fiscal year-end and the results of Acquiring Fund's operations and changes in Acquiring Fund's net assets for the periods indicated.

(l)	Since the date of the Financial Statements of Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

(m)	Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus
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or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

(n)	Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8.	Conditions to the Obligations of Acquiring Fund and the Acquired Fund

The obligations of Acquiring Fund and the Acquired Fund with respect to the Reorganization shall be subject to the following conditions precedent:

(a)	The Stockholders of the Acquired Fund shall have approved the Reorganization in the manner required by applicable law. If Stockholders of the Acquired Fund fail to approve the Reorganization as required, that failure shall release the Funds of their obligations under this Plan.

(b)	The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

(c)	Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(d)	There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(e)	The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

(i)	the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii)	no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Assets to Acquiring Fund solely in exchange for Reorganization Shares and the assumption by Acquiring Fund of the Liabilities, or upon the distribution of Reorganization Shares to Stockholders of the Acquired Fund;

(iii)	the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(iv)	the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where
E-9

investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(v)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Reorganization Shares and the assumption of the Liabilities;

(vi)	no gain or loss will be recognized by Stockholders of the Acquired Fund upon the exchange of the Acquired Fund shares for Reorganization Shares as part of the Reorganization;

(vii)	the aggregate tax basis of the Reorganization Shares that each Stockholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

(viii)	each Acquired Fund Stockholder's holding period for the Reorganization Shares received in the Reorganization will include the period for which such Stockholder held the Acquired Fund shares exchanged therefor, provided that the Stockholder held such Acquired Fund shares as capital assets on the date of the exchange.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

(f)	The N-14 Registration Statement shall have become effective under the 1933 Act as to the Reorganization Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(g)	No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Reorganization.

(h)	The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(i)	Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 13 of this Plan.

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9.	Conditions to the Obligations of the Acquired Fund

The obligations of the Company or the Acquired Fund, as applicable, with respect to the Reorganization shall be subject to the following conditions precedent:

(a)	The Company, on behalf of the Acquired Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

(i)	Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

(ii)	This Plan has been duly authorized, executed and delivered by Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Reorganization Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The Reorganization Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;

(iv)	The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Charter of Acquiring Fund or its Bylaws, and no approval of the Plan by the Stockholders of Acquiring Fund is required under its Charter, Bylaws or applicable law; and

(v)	To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for Acquiring Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of Acquiring Fund as to factual matters.

E-11

(b)	The Company, on behalf of the Acquired Fund, shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

10.	Conditions to the Obligations of Acquiring Fund

The obligations of Acquiring Fund with respect to the Reorganization shall be subject to the following conditions precedent:

(a)	The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Company and the Acquired Fund, in form and substance reasonably satisfactory to Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

(i)	The Acquired Fund is a duly established series of the Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

(ii)	This Plan has been duly authorized, executed and delivered by the Company on behalf of the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Charter of the Acquired Fund or its Bylaws; and

(iv)	To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

E-12

(b)	The Acquiring Fund shall have received a letter from the Adviser agreeing to indemnify Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to Acquiring Fund.

11.       Closing

(a)	The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

(b)	In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or Acquiring Fund upon the giving of written notice to the other party.

(c)	Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Reorganization Shares issuable pursuant to the Reorganization have been credited to accounts established on the records of the Acquiring Fund in the names of the Acquired Fund's Stockholders. After the Closing Date, Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

(d)	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

12.       Survival of Representations and Warranties

(a)	Except for Sections 6, 7, 14, 18, 19, 21, 22, 23 and 24, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

(b)	Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holds, of its portfolio and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by a party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

13.       Termination of Plan

A majority of either Fund's Board of Directors may terminate this Plan with respect to that Fund at any time before the applicable Effective Time if: (a) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as

E-13

appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Reorganization is not in the best interests of the Fund or its Stockholders and gives notice of such termination to the other party.

14.       Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.       Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

16.       Amendments

The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time before or after the Stockholders of the Acquired Fund approve the Reorganization. However, after Stockholders of the Acquired Fund approve the Reorganization, the parties may not amend this Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.       Waivers

At any time prior to the Closing Date, either party may, by written instrument signed by it, (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.       Indemnification of Directors

Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Company's current and former directors and officers, acting in their capacities as such, under the Company's Charter and Bylaws as in effect as of the date of this Plan shall survive the Reorganization as obligations of Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Acquiring Fund, its successors or assigns.

19.       Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Reorganization as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

20.       Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the

E-14

parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

21.       Limitation on Liabilities

The obligations of the Company, the Acquired Fund and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Company, Acquired Fund or Acquiring Fund personally, but shall bind only the Company, Acquired Fund or Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Company or Acquiring Fund, as appropriate. No other series of the Company shall be liable for the obligations of the Acquired Fund.

22.       Termination of the Acquired Fund

If the parties complete the Reorganization, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

23.       Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

AB Cap Fund, Inc. – AB FlexFee™ Large Cap Growth Portfolio

1345 Avenue of the Americas

New York, New York 10105

Attention: Secretary

For Acquiring Fund:

AB Large Cap Growth Fund, Inc.

1345 Avenue of the Americas

New York, New York 10105

Attention: Secretary

24.       Expenses

All expenses related to the Reorganization will be borne by the Adviser, except for fees and expenses of independent counsel to members of the Board of Directors who are not "interested persons" of a Fund.

25.       General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

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In Witness Whereof, the parties hereto have executed this Agreement and Plan of Reorganization as of the day and year first above written.

AB Cap Fund, Inc. – AB FlexFee™ Large Cap Growth Portfolio

Attest:

By:

Name:		Name:

Title:		Title:

AB Large Cap Growth Fund Inc.

Attest:

By:

Name:		Name:

Title:		Title:

AllianceBernstein L.P.

Attest:

By:

Name:		Name:

Title:		Title:

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APPENDIX F

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of each of the Acquired Fund and the Acquiring Fund as of April 29, 2021 and on a pro forma combined basis, giving effect to the Reorganization of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of April 29, 2021.

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund (Combined Fund) (pro forma)(a)
Net Assets
Advisor Class Shares	$420,088,663	$8,245,467,279	$(5,901) (b)	$8,665,550,040
Class A Shares	$—	$4,034,355,868	$(2,747) (b)	$4,034,353,120
Class C Shares	$—	$683,420,725	$(465) (b)	$683,420,560
Class R Shares	$—	$98,288,072	$(67) (b)	$98,288,005
Class K Shares	$—	$159,030,442	$(108) (b)	$159,030,334
Class I Shares	$—	$861,715,845	$(587) (b)	$861,715,258
Class Z Shares	$—	$3,119,587,906	$(2,124) (b)	$3,119,585,781
Total	$420,088,663	$17,201,866,136	$(12,000) (b)	$17,621,942,799
Shares Outstanding
Advisor Class Shares	18,939,928	90,349,423	(14,336,786) (c)	94,952,565
Class A Shares	—	49,035,173	(33) (c)	49,035,140
Class C Shares	—	11,929,849	(8) (c)	11,929,841
Class R Shares	—	1,268,821	(1) (c)	1,268,820
Class K Shares	—	1,900,026	(1) (c)	1,900,025
Class I Shares	—	9,503,390	(6) (c)	9,503,384
Class Z Shares	—	34,261,755	(23) (c)	34,261,732
Total	18,939,928	198,248,438		202,851,507
Net Asset Value Per Share
Advisor Class Shares	$22.18	$91.26		$91.26
Class A Shares	$—	$82.27		$82.27
Class C Shares	$—	$57.29		$57.29
Class R Shares	$—	$77.46		$77.46
Class K Shares	$—	$83.70		$83.70
Class I Shares	$—	$90.67		$90.67
Class Z Shares	$—	$91.05		$91.05

F-1

___________________

(a)	Assumes the Reorganization was consummated on April 29, 2021 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the stockholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(b)	Includes adjustments for estimated expenses of the Reorganization to be borne by the Funds, which are limited to certain legal expenses.
(c)	Adjustment includes the conversion of shares of the Acquired Fund to the Acquiring Fund at their respective NAVs as of April 29, 2021.

F-2

APPENDIX G

SHARE OWNERSHIP INFORMATION

Shares Outstanding

As of June 2, 2021, each Fund had the following number of shares of common stock outstanding:

Fund	Class	Number of Outstanding Shares of Common Stock
Acquired Fund	Advisor	[___]

Acquiring Fund	Advisor	[___]

Acquiring Fund	Class A	[___]

Acquiring Fund	Class C	[___]

Acquiring Fund	Class R	[___]

Acquiring Fund	Class K	[___]

Acquiring Fund	Class I	[___]

Acquiring Fund	Class Z	[___]

Ownership of Shares

As of June 2, 2021, the Directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund. To the knowledge of each Fund, the following table shows the persons owning, as of June 2, 2021, either of record or beneficially, 5% or more of the outstanding shares of each class of each Fund and the percentage of the combined class's shares to be owned by the persons if the Reorganization had been consummated as of that date.

A stockholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a stockholder vote. To the knowledge of each Fund, no person beneficially owned more than 25% of the respective Fund's outstanding voting securities as of June 2, 2021.

G-1

Fund and Class	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Combined Fund Class Owned
Acquired Fund
Advisor Class	[______]	[______]	[______] %	[______] %

	[______]	[______]	[______] %	[______] %

Acquiring Fund
Advisor Class	[______]	[______]	[______] %	[______] %

	[______]	[______]	[______] %	[______] %

Class A	[______]	[______]	[______] %	[______] %

	[______]	[______]	[______] %	[______] %

Class C	[______]	[______]	[______] %	[______] %

	[______]	[______]	[______] %	[______] %

Class R	[______]	[______]	[______] %	[______] %

	[______]	[______]	[______] %	[______] %

Class K	[______]	[______]	[______] %	[______] %

	[______]	[______]	[______] %	[______] %

Class I	[______]	[______]	[______] %	[______] %

	[______]	[______]	[______] %	[______] %

Class Z	[______]	[______]	[______] %	[______] %

	[______]	[______]	[______] %	[______] %

G-2

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G-3

APPENDIX H

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst and Young, LLP, independent registered public accounting firm, whose reports, along with each Fund's financial statements, are included in each Fund's annual report and available upon request.

Acquired Fund (Advisor Class)

Year Ended December 31,
2020	2019	2018	June 28, 2017(a) to December 31, 2017

Net asset value, beginning of period	$15.40	$11.50	$11.18	$10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.08	.10	(.04)	.04

Net realized and unrealized gain on investment	5.19	3.93	.36	1.19

Contributions from Affiliates	-0	-	.00	(d)	-0	-	-0	-

Net increase in net asset value from operations	5.27	4.03	.32	1.23

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.09)	(.00	)(d)	(.02)

Distributions from net realized gain on investment	(.49)	(.04)	(.00	)(d)	(.03)

Total dividends and distributions	(.57)	(.13)	(.00	)(d)	(.05)

Net asset value, end of period	$20.10	$15.40	$11.50	$11.18

Total Return

Total investment return based on net asset value(e)	34.23%	35.01%	2.87%	12.34%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)	$392,963	$277,304	$136,746	$1,274

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)†	.09%	.09%	1.10	%(g)	.08	%(h)

Expenses, before waivers/reimbursements(f)†	.23%	.30%	1.65	%(g)	37.04	%(h)

Net investment income (loss)(c)	.47%	.70%	(.29)%	.65	%(h)

Portfolio turnover rate	37%	31%	38%	25%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios.	.01%	.01%	.01%	.02	%(h)

H-1

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net of expenses waived/reimbursed by the Adviser.
(d)	Amount is less than $0.005.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.
(f)	In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020, December 31, 2019, December 31, 2018 and the period ended December 31, 2017, such waiver amounted to .01%, .01%, .01% and .02% (annualized), respectively.
(g)	The advisory fee reflected in the Fund's expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting period vs. the Performance Period).
(h)	Annualized.

H-2

Acquiring Fund (Advisor Class)

Year Ended July 31,
Six Months Ended January 31, 2021 (unaudited)	2020	2019	2018	2017	2016

Net asset value, beginning of period	$74.63	$59.93	$57.65	$48.74	$42.17	$44.04

Income From Investment Operations

Net investment income (loss)(a)(b)	0	(c)	.01	.11	.04	.01	(.05)

Net realized and unrealized gain on investment and foreign currency transactions	8.22	16.86	6.60	10.78	7.65	1.53

Contributions from Affiliates	-0	-	-0	-	-0	-	-0	-	-0	-	.00	(c)

Capital contributions	-0	-	-0	-	-0	-	.04	-0	-	.14

Net increase in net asset value from operations	8.22	16.87	6.71	10.86	7.66	1.62

Less: Dividends and Distributions

Dividends from net investment income	-0	-	(.07)	-0	-	-0	-	(.06)	-0	-

Distributions from net realized gain on investment transactions	(2.15)	(2.10)	(4.43)	(1.95)	(1.03)	(3.49)

Total dividends and distributions	(2.15)	(2.17)	(4.43)	(1.95)	(1.09)	(3.49)

Net asset value, end of period	$80.70	$74.63	$59.93	$57.65	$48.74	$42.17

Total Return

Total investment return based on net asset value(d)*	11.01%	28.92%	12.97%	22.73%	18.63%	3.86%

Ratios/Supplemental Data

Net assets, end of period (000,000's omitted)	$7,362	$6,370	$4,083	$3,039	$1,968	$1,136

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.57	%^	.60%	.63%	.64%	.77%	.91%

Expenses, before waivers/reimbursements(e)‡	.57	%^	.61%	.64%	.66%	.79%	.92%

Net investment income (loss)(b)	(.01	)%^	.01%	.19%	.07%	.03%	(.12)%

Portfolio turnover rate	13%	32%	37%	47%	60%	59%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.01	%^	.01%	.01%	.02%	.02%	.00%

H-4

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the six months ended January 31, 2021 and the years ended July 31, 2020, July 31, 2019, July 31, 2018 and July 31, 2017, such waiver amounted to .01% (annualized), .01%, .01%, .02% and .02%, respectively.
*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2017 and July 31, 2016 by .01% and .03%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2018 and July 31, 2016 by .08% and .38%, respectively.

^         Annualized.

H-5

STATEMENT OF ADDITIONAL INFORMATION

Dated June [__], 2021

AB CAP FUND, INC.

AB FlexFeeTM Large Cap Growth Portfolio

AND

AB LARGE CAP GROWTH FUND, INC.

1345 Avenue of the Americas

New York, New York 10105

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
AB FlexFeeTM Large Cap Growth Portfolio	AB Large Cap Growth Fund, Inc.

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the AB FlexFeeTM Large Cap Growth Portfolio (the “Acquired Fund”), a series AB Cap Fund, Inc. (the “Company”), into AB Large Cap Growth Fund, Inc. (the “Acquiring Fund”). The Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund.”

This SAI is not a prospectus. A combined Prospectus/Proxy Statement dated June [_], 2021, relating to the Reorganization (the “Prospectus/Proxy Statement”) may be obtained, without charge, by writing to AllianceBernstein Investor Services, Inc. at P.O. Box 786003 San Antonio, TX 78278-6003 or by calling (800) 221-5672 for Information or (800) 227-4618 for Literature. This SAI should be read in conjunction with the Prospectus/Proxy Statement.

1

Contents of the SAI

This SAI consists of the cover page, the information set forth below, and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

•	The Statement of Additional Information of the Company dated April 30, 2021, as supplemented, with respect to the Acquired Portfolio, incorporated by reference to Post-Effective Amendment No. 284 to the Company’s registration statement on Form N-1A (File Nos. 002-29901 and 811-01716) as filed with the SEC on April 30, 2021. The Statement of Additional Information includes information about other Company portfolios that are not relevant to the Reorganization. Please disregard that information.

•	The Statement of Additional Information of the Acquiring Fund dated October 30, 2020, as supplemented, incorporated by reference to Post-Effective Amendment No. 61 to the Acquiring Fund’s registration statement on Form N-1A (File Nos. 033-49530 and 811-06730) as filed with the SEC on October 28, 2020. The Statement of Additional Information includes information about other portfolios that are not relevant to the Reorganization. Please disregard that information.

•	The audited financial statements for the fiscal year ended December 31, 2020, including the financial highlights, for the Acquired Fund in the Acquired Fund’s Annual Report to Shareholders, incorporated by reference to the Company’s Form N-CSR (File No. 811-01716) filed with the SEC on March 8, 2021. The Annual Report to Shareholders includes information about other Company portfolios that are not relevant to the Reorganization. Please disregard that information.

•	The audited financial statements for the fiscal year ended July 31, 2020, including the financial highlights, for the Acquiring Fund in the Acquiring Fund’s Annual Report to Shareholders, incorporated by reference to the Acquiring Fund’s Form N-CSR (File No. 811-06730) filed with the SEC on October 1, 2020.

•	The unaudited financial statements for the fiscal period ended January 31, 2021, including the financial highlights, for the Acquiring Fund in the Acquiring Fund’s Semi-Annual Report to Shareholders, incorporated by reference to the Acquiring Fund’s Form N-CSRS (File No. 811-06730) filed with the SEC on March 30, 2021.

Supplemental Financial Information

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary – Comparison of Fees” of the Prospectus/Proxy Statement.

With respect to the proposed Reorganization, the Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Each security held by the Acquired Fund is eligible to be held by the Acquiring Fund based on the investment restrictions of the Acquiring Fund.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

2

PART C

OTHER INFORMATION

ITEM 15.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, filed as Exhibit (1) in response to Item 16, Article IX of the Registrant’s Amended and Restated By-Laws filed as Exhibit (2) in response to Item 16 and Section 10 of the Distribution Services Agreement filed as Exhibit (7)(a) in response to Item 16, all as set forth below. The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s Articles of Incorporation, as set forth below. The Adviser’s, liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (6) in response to Item 16 of this Registration Statement, as set forth below.

Article EIGHTH of the Registrant's Articles of Incorporation provide as follows:

“(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.”

“(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland Corporation Law.”

“(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.”

“(4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.”

The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) (“ABI”) provides that the Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys’ fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ARTICLE IX of the Registrant’s Amended and Restated By-laws reads as follows:

ARTICLE IX. Indemnification.

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The foregoing summaries are qualified by the entire text of Registrant’s Articles of Incorporation and Amended and Restated By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed as Exhibits (1), (2), (6) and (7)(a), respectively, in response to Item 16 and each of which are incorporated by reference herein.

The Registrant participates in a joint directors’ liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser’s liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 16.	Exhibits
(1)	(a)	Articles of Incorporation of the Registrant dated July 9, 1992 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 14 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on January 30, 1998.

	(b)	Articles of Amendment to Articles of Incorporation of the Registrant dated July 31, 1992 and filed August 3, 1992 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 14 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on January 30, 1998.

	(c)	Certificate of Correction of Articles of Amendment dated September 22, 1992 and filed September 24, 1992 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 30, 1998.

	(d)	Articles Supplementary to Articles of Incorporation of the Registrant dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 15 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 30, 1998.

(e)	Articles Supplementary to Articles of Incorporation of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 11 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on February 3, 1997.

(f)	Articles of Amendment to Articles of Incorporation of the Registrant dated March 19, 2003 and filed March 20, 2003 – Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 28 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on August 7, 2003.

(g)	Articles Supplementary to Articles of Incorporation of the Registrant dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 28 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on August 7, 2003.

(h)	Articles of Amendment to Articles of Incorporation of the Registrant dated October 19, 2004 and filed December 8, 2004 – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 32 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on February 28, 2005.

(i)	Articles Supplementary to Articles of Incorporation of the Registrant dated February 17, 2005 and filed February 22, 2005 – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 32 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on February 28, 2005.

(j)	Articles Supplementary to Articles of Incorporation of the Registrant dated September 22, 2008 and filed September 30, 2008 – Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 37 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 30, 2008.

(k)	Articles Supplementary to Articles of Incorporation of the Registrant dated June 24, 2015 and filed June 24, 2015 – Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on June 26, 2015.

(l)	Articles of Amendment of Articles of Incorporation of the Registrant, Effective January 20, 2015 and filed January 20, 2015 – Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 51 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 30, 2015.

(m) Articles Supplementary to Articles of Incorporation of the Registrant dated January 31, 2017 and filed February 3, 2017 – Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 55 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 30, 2017.

(2)	Amended and Restated By-Laws of the Registrant – Incorporated by reference to Exhibit (2) of Registrant’s Registration Statement on Form N-14AE (File No. 333-136475), filed with the Securities and Exchange Commission on August 10, 2006.

(3)	Voting Trust Agreements. – Not Applicable.

(4)	Form of Agreement and Plan of Reorganization – filed as Appendix E to Part A of this Registration Statement on Form N-14.

(5)	Instruments defining the rights of holders of the securities being registered. – Not Applicable.

(6)	Advisory Agreement between the Registrant and AllianceBernstein L.P., dated November 13, 2019 – Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 61 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 28, 2020.

(7)	(a) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.), dated November 13, 2019 – Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 61 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 28, 2020.

(b) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant, effective April 30, 2009 – Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

(c) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 – Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

	(d)	Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, effective November 1, 2005 – Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

	(e)	Form of Selected Agent Agreement for Depository Institutions and their Subsidiaries between AllianceBernstein Investments, Inc. and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 112 of the Registration Statement on Form N-1A of The AB Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.

	(f)	Form of Selected Agreement for Broker-Dealers between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 166 of the Registration Statement on Form N-1A of AB Discovery Growth Fund, Inc. (File Nos. 2-10768 and 811-00204), filed with the Securities and Exchange Commission on October 29, 2019.

(8)	Bonus, profit sharing, pension or other similar contracts or arrangements. - Not applicable.

(9)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 – Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

(10)	(a)	Rule 12b-1 Plan – See Exhibit 7(a) hereto.

	(b)	Amended and Restated Rule 18f-3 Plan, dated August 1, 2019 – Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 59 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 29, 2019.

(11)	Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered – Filed herewith.

(12)	Form of Opinion and Consent of Seward & Kissel LLP as to Tax matters – Filed herewith.

(13)	(a)	Transfer Agency Agreement dated July 21, 1992 between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 14 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on January 30, 1998.

	(b)	Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc., dated June 14, 2006– Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 53 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 28, 2016.

	(c)	Expense Limitation Undertaking, dated January 3, 2010, between the Registrant and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 53 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 28, 2016.

	(d)	Management Fee Waiver Undertaking, dated June 1, 2016, amended as of May 1, 2019, by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 274 of the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(14)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(15)	Financial Statements omitted pursuant to Item 14(a)(1). - Not applicable

(16)	Powers of Attorney for: Jorge A. Bermudez, Michael J. Downey, Onur Erzan, Nancy P. Jacklin, Jeanette W. Loeb, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner – Filed herewith.

(17)	Additional Exhibits. – Not Applicable.

ITEM 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 10th day of May, 2021.

AB LARGE CAP GROWTH FUND, INC.

By:	/s/ Onur Erzan
Onur Erzan President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

1)	Principal Executive Officer:

	/s/ Onur Erzan	President and	May 10, 2021
	Onur Erzan	Chief Executive Officer

2)	Principal Financial and Accounting Officer:

	/s/ Joseph J. Mantineo	Treasurer and	May 10, 2021
	Joseph J. Mantineo	Chief Financial Officer

3)	Directors:

Jorge A. Bermudez* Michael J. Downey* Onur Erzan* Nancy P. Jacklin* Jeanette W. Loeb* Carol C. McMullen* Garry L. Moody* Marshall C. Turner, Jr.* Earl D. Weiner*

*By:	/s/ Eric C. Freed		May 10, 2021
Eric C. Freed (Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

(11)	Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered

(12)	Form of Tax Opinion and Consent of Seward & Kissel LLP

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney